Supplement dated July 7, 2017 to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses Dated May 1, 2017
Issued by National Integrity Life Insurance Company Through its Separate Account I

This is a supplement to the prospectuses identified above. This supplement describes changes to the ETF Fund available through the Subaccounts of your VAROOM variable annuity. Please retain this supplement for future reference.

In Part 1 - Fees and Expense Tables and Summary of Contract, in the section titled “Total Annual Fund Operating Expenses,” the total operating expenses charged by the Fund shown in the table below have changed.

In the table of gross annual Fund expenses1 as a percentage of average net assets in each Fund, the following new information replaces the current information for the Fund listed. All other information in this table remains the same:

Fund	Manage-ment Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses
iShares iBoxx $ High Yield Corporate Bond ETF [2]	0.49%	0.00%	0.00%	0.00%	0.49%

(1) The Funds’ expenses were provided by the Fund. We have not verified the information independently. Current or future expenses may be greater or less than those shown. More details concerning the Funds' fees and expenses are contained in the prospectus for each Fund.
(2) The iShares Trust's investment advisory agreement provides that the Fund’s advisors will pay all operating expenses of the Fund, except interest expense, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

For more information about the ETFs, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.